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                                                                    EXHIBIT 23.1



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS





The Board of Directors
Marine Drilling Companies, Inc.:


         We consent to the use of our reports incorporated herein by reference, in this Registration Statement on Form S-8.




                                        KPMG PEAT MARWICK LLP



Houston, Texas
August 16, 1995